Vanguard Variable Insurance Funds Balanced Portfolio
Supplement Dated July 1, 2020, to the Prospectus and Summary Prospectus Dated April 28, 2020
Important Change to Vanguard Balanced Portfolio

Effective at the close of business on June 30, 2020, Edward P. Bousa has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard Balanced Portfolio. Loren L. Moran, Daniel J. Pozen, and Michael E. Stack will remain as portfolio managers of the Portfolio.
All references to Mr. Bousa and corresponding disclosure related to Mr. Bousa in the Portfolio’s Prospectus and Summary Prospectus is hereby deleted. The Portfolio’s investment objective, strategies, and policies remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 106B 072020

Vanguard Variable Insurance Funds
Supplement Dated July 1, 2020, to the Statement of Additional Information Dated April 28, 2020
Important Change to Vanguard Balanced Portfolio
Effective at the close of business on June 30, 2020, Edward P. Bousa has retired from Wellington Management Company LLP and no longer serves as a portfolio manager for Vanguard Balanced Portfolio. Loren L. Moran, Daniel J. Pozen, and Michael E. Stack will remain as portfolio managers of the Portfolio.
All references to Mr. Bousa and corresponding disclosure related to Mr. Bousa in the Portfolio’s Statement of Additional Information is hereby deleted. The Portfolio's investment objective, strategies, and policies remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 106B 072020